Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2024

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2024	2023	2023	4Q23	1Q23
Net interest income (1)	$1,300	$1,327	$1,418	(2)%	(8)%
FTE adjustment	(13)	(11)	(9)	(18)	(44)
Net interest income	1,287	1,316	1,409	(2)	(9)
Provision for credit losses	107	126	85	(15)	26
Noninterest income	467	405	512	15	(9)
Noninterest expense	1,137	1,348	1,086	(16)	5
Income before income taxes	510	247	750	106	(32)
Provision (benefit) for income taxes	86	(1)	144	8,700	(40)
Income after income taxes	424	248	606	71	(30)
Income attributable to non-controlling interest	5	5	4	—	25
Net income attributable to Huntington	419	243	602	72	(30)
Dividends on preferred shares	36	36	29	—	24
Impact of preferred stock repurchases	—	(8)	—	NM	—
Net income applicable to common shares	$383	$215	$573	78%	(33)

Net income per common share - diluted	$0.26	$0.15	$0.39	73%	(33)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	7.77	7.79	7.32	—	6
Average common shares - basic	1,448	1,448	1,443	—	—
Average common shares - diluted	1,473	1,469	1,469	—	—
Ending common shares outstanding	1,449	1,448	1,444	—	—
Return on average assets	0.89%	0.51%	1.32%
Return on average common shareholders’ equity	9.2	5.2	14.6
Return on average tangible common shareholders’ equity (2)	14.2	8.4	23.1
Net interest margin (1)	3.01	3.07	3.40
Efficiency ratio (3)	63.7	77.0	55.6
Effective tax rate	16.8	(0.5)	19.2
Average total assets	$190,306	$187,962	$184,894	1	3
Average earning assets	173,764	171,360	169,112	1	3
Average loans and leases	121,930	121,229	120,420	1	1
Average total deposits	$150,728	$149,654	$146,144	1	3
Average core deposits (4)	144,960	144,384	141,077	—	3
Average Huntington shareholders’ equity	19,213	18,713	18,231	3	5
Average common total shareholders' equity	16,819	16,275	15,973	3	5
Average tangible common shareholders' equity	11,151	10,597	10,253	5	9
Total assets at end of period	193,519	189,368	189,070	2	2
Total Huntington shareholders’ equity at end of period	19,322	19,353	18,758	—	3

NCOs as a % of average loans and leases	0.30%	0.31%	0.19%
NAL ratio	0.58	0.55	0.44
NPA ratio (5)	0.60	0.58	0.48
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.86	1.85	1.77
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.97	1.97	1.90
Common equity tier 1 risk-based capital ratio (6)	10.2	10.2	9.5
Tangible common equity / tangible asset ratio (7)	6.0	6.1	5.8
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Notes to the Quarterly Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)March 31, 2024 figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2024	2023	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,189	$1,558	(24)%
Interest-earning deposits with banks	11,216	8,765	28
Trading account securities	167	125	34
Available-for-sale securities	26,801	25,305	6
Held-to-maturity securities	15,416	15,750	(2)
Other securities	727	725	—
Loans held for sale	490	516	(5)
Loans and leases (1)	122,767	121,982	1
Allowance for loan and lease losses	(2,280)	(2,255)	(1)
Net loans and leases	120,487	119,727	1
Bank owned life insurance	2,767	2,759	—
Accrued income and other receivables	1,616	1,646	(2)
Premises and equipment	1,095	1,109	(1)
Goodwill	5,561	5,561	—
Servicing rights and other intangible assets	677	672	1
Other assets	5,310	5,150	3
Total assets	$193,519	$189,368	2%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$153,225	$151,230	1%
Short-term borrowings	182	620	(71)
Long-term debt	14,894	12,394	20
Other liabilities	5,845	5,726	2
Total liabilities	174,146	169,970	2

Shareholders' equity
Preferred stock	2,394	2,394	—
Common stock	15	15	—
Capital surplus	15,407	15,389	—
Less treasury shares, at cost	(91)	(91)	—
Accumulated other comprehensive income (loss)	(2,879)	(2,676)	(8)
Retained earnings	4,476	4,322	4
Total Huntington shareholders’ equity	19,322	19,353	—
Non-controlling interest	51	45	13
Total equity	19,373	19,398	—
Total liabilities and equity	$193,519	$189,368	2%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,449,254,147	1,448,319,953
Treasury shares outstanding	7,413,634	7,403,008
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	881,587	881,587
(1)See page 4 for detail of loans and leases.
(2)See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2024		2023		2023		2023		2023
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$51,500	42%	$50,657	42%	$49,422	41%	$49,834	41%	$50,039	42%
Commercial real estate:
Commercial	11,339	9	11,092	9	11,365	10	11,750	10	12,132	10
Construction	1,003	1	1,330	1	1,303	1	1,416	1	1,255	1
Commercial real estate	12,342	10	12,422	10	12,668	11	13,166	11	13,387	11
Lease financing	5,133	4	5,228	4	5,161	4	5,143	4	5,244	4
Total commercial	68,975	56	68,307	56	67,251	56	68,143	56	68,670	57
Consumer:
Residential mortgage	23,744	20	23,720	20	23,427	19	23,138	19	22,472	19
Automobile	12,662	10	12,482	10	12,724	11	12,819	11	13,187	11
Home equity	10,047	8	10,113	8	10,118	8	10,135	8	10,166	8
RV and marine	5,887	5	5,899	5	5,937	5	5,640	5	5,404	4
Other consumer	1,452	1	1,461	1	1,396	1	1,350	1	1,280	1
Total consumer	53,792	44	53,675	44	53,602	44	53,082	44	52,509	43
Total loans and leases	$122,767	100%	$121,982	100%	$120,853	100%	$121,225	100%	$121,179	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2024		2023		2023		2023		2023
Ending balances by business segment:
Consumer & Regional Banking	$67,512	55%	$67,108	55%	$66,202	55%	$65,374	54%	$64,387	53%
Commercial Banking	54,994	45	54,743	45	54,451	45	55,672	46	56,599	47
Treasury / Other	261	—	131	—	200	—	179	—	193	—
Total loans and leases	$122,767	100%	$121,982	100%	$120,853	100%	$121,225	100%	$121,179	100%

Average balances by business segment:
Consumer & Regional Banking	$67,136	55%	$66,638	55%	$65,738	55%	$64,782	54%	$64,209	54%
Commercial Banking	54,584	45	54,395	45	54,873	45	56,375	46	55,919	46
Treasury / Other	210	—	196	—	173	—	188	—	292	—
Total loans and leases	$121,930	100%	$121,229	100%	$120,784	100%	$121,345	100%	$120,420	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2024		2023		2023		2023		2023
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$29,739	19%	$30,967	20%	$31,666	21%	$33,340	23%	$36,789	25%
Demand deposits - interest-bearing	39,200	26	39,190	26	39,822	27	40,387	28	39,827	28
Money market deposits	47,520	31	44,947	30	42,996	29	40,534	27	37,276	26
Savings and other domestic deposits	16,728	11	16,722	11	17,350	12	18,294	12	19,546	13
Core certificates of deposit (1)	14,082	9	13,626	9	12,372	8	10,314	7	6,981	5
Total core deposits	147,269	96	145,452	96	144,206	97	142,869	97	140,419	97
Other domestic deposits of $250,000 or more	487	—	447	—	446	—	381	—	282	—
Negotiable CDS, brokered and other deposits	5,469	4	5,331	4	4,215	3	4,778	3	4,577	3
Total deposits	$153,225	100%	$151,230	100%	$148,867	100%	$148,028	100%	$145,278	100%

Total core deposits:
Commercial	$60,184	41%	$60,547	42%	$61,379	43%	$61,450	43%	$61,132	44%
Consumer	87,085	59	84,905	58	82,827	57	81,419	57	79,287	56
Total core deposits	$147,269	100%	$145,452	100%	$144,206	100%	$142,869	100%	$140,419	100%

Total deposits by business segment:
Consumer & Regional Banking	$112,032	73%	$110,157	73%	$108,183	73%	$106,502	72%	$105,339	72%
Commercial Banking	35,619	23	35,466	23	36,023	24	36,459	25	34,660	24
Treasury / Other	5,574	4	5,607	4	4,661	3	5,067	3	5,279	4
Total deposits	$153,225	100%	$151,230	100%	$148,867	100%	$148,028	100%	$145,278	100%

Average balances:
Total core deposits:
Commercial	$60,260	42%	$61,782	43%	$62,070	43%	$61,304	44%	$63,423	45%
Consumer	84,700	58	82,602	57	81,040	57	79,432	56	77,654	55
Total core deposits	$144,960	100%	$144,384	100%	$143,110	100%	$140,736	100%	$141,077	100%

Average deposits by business segment:
Consumer & Regional Banking	$109,263	73%	$108,198	72%	$106,300	72%	$104,593	71%	$104,151	71%
Commercial Banking	35,656	23	35,886	24	36,673	25	35,752	25	36,288	25
Treasury / Other	5,809	4	5,570	4	5,177	3	5,214	4	5,705	4
Total deposits	$150,728	100%	$149,654	100%	$148,150	100%	$145,559	100%	$146,144	100%
(1)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2024	2023	2023	2023	2023	4Q23	1Q23
Assets
Interest-earning deposits with banks	$9,761	$10,019	$9,547	$11,281	$6,350	(3)%	54%
Securities:
Trading account securities	133	125	128	34	21	6	NM
Available-for-sale securities:
Taxable	22,515	20,056	19,834	20,920	21,368	12	5
Tax-exempt	2,676	2,686	2,807	2,745	2,640	—	1
Total available-for-sale securities	25,191	22,742	22,641	23,665	24,008	11	5
Held-to-maturity securities - taxable	15,567	15,947	16,356	16,762	16,977	(2)	(8)
Other securities	724	727	859	1,263	886	—	(18)
Total securities	41,615	39,541	39,984	41,724	41,892	5	(1)
Loans held for sale	458	571	633	559	450	(20)	2
Loans and leases: (2)
Commercial:
Commercial and industrial	50,625	49,882	49,448	50,194	49,028	1	3
Commercial real estate:
Commercial	11,365	11,309	11,624	12,062	12,282	—	(7)
Construction	1,198	1,285	1,331	1,280	1,400	(7)	(14)
Commercial real estate	12,563	12,594	12,955	13,342	13,682	—	(8)
Lease financing	5,081	5,102	5,050	5,155	5,209	—	(2)
Total commercial	68,269	67,578	67,453	68,691	67,919	1	1
Consumer:
Residential mortgage	23,710	23,573	23,278	22,765	22,327	1	6
Automobile	12,553	12,612	12,747	12,927	13,245	—	(5)
Home equity	10,072	10,107	10,108	10,154	10,258	—	(2)
RV and marine	5,892	5,934	5,813	5,478	5,366	(1)	10
Other consumer	1,434	1,425	1,385	1,330	1,305	1	10
Total consumer	53,661	53,651	53,331	52,654	52,501	—	2
Total loans and leases	121,930	121,229	120,784	121,345	120,420	1	1
Total earning assets	173,764	171,360	170,948	174,909	169,112	1	3
Cash and due from banks	1,493	1,508	1,559	1,639	1,598	(1)	(7)
Goodwill and other intangible assets	5,697	5,710	5,722	5,734	5,759	—	(1)
All other assets	11,619	11,607	10,576	10,638	10,568	—	10
Allowance for loan and lease losses	(2,267)	(2,223)	(2,206)	(2,174)	(2,143)	(2)	(6)
Total assets	$190,306	$187,962	$186,599	$190,746	$184,894	1%	3%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$38,488	$39,138	$39,757	$39,772	$40,654	(2)%	(5)%
Money market deposits	46,100	44,022	41,445	38,753	37,301	5	24
Savings and other domestic deposits	16,595	16,944	17,774	18,826	19,877	(2)	(17)
Core certificates of deposit (3)	13,867	13,107	11,348	8,820	5,747	6	141
Other domestic deposits of $250,000 or more	461	435	406	320	252	6	83
Negotiable CDS, brokered and other deposits	5,307	4,834	4,634	4,502	4,815	10	10
Total interest-bearing deposits	120,818	118,480	115,364	110,993	108,646	2	11
Short-term borrowings	1,300	1,906	859	5,242	4,371	(32)	(70)
Long-term debt	13,777	12,205	13,772	16,252	11,047	13	25
Total interest-bearing liabilities	135,895	132,591	129,995	132,487	124,064	2	10
Demand deposits - noninterest-bearing	29,910	31,174	32,786	34,566	37,498	(4)	(20)
All other liabilities	5,239	5,435	5,028	4,796	5,056	(4)	4
Total liabilities	171,044	169,200	167,809	171,849	166,618	1	3
Total Huntington shareholders’ equity	19,213	18,713	18,741	18,844	18,231	3	5
Non-controlling interest	49	49	49	53	45	—	9
Total equity	19,262	18,762	18,790	18,897	18,276	3	5
Total liabilities and equity	$190,306	$187,962	$186,599	$190,746	$184,894	1%	3%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Assets
Interest-earning deposits with banks	$134	$139	$131	$146	$76
Securities:
Trading account securities	2	2	1	1	—
Available-for-sale securities:
Taxable	296	273	259	252	232
Tax-exempt	34	33	37	33	29
Total available-for-sale securities	330	306	296	285	261
Held-to-maturity securities - taxable	95	98	99	102	102
Other securities	9	13	19	11	10
Total securities	436	419	415	399	373
Loans held for sale	7	10	10	8	7
Loans and leases:
Commercial:
Commercial and industrial	801	783	776	746	686
Commercial real estate:
Commercial	215	216	225	217	207
Construction	25	27	28	26	26
Commercial real estate	240	243	253	243	233
Lease financing	79	77	73	71	68
Total commercial	1,120	1,103	1,102	1,060	987
Consumer:
Residential mortgage	227	222	213	200	190
Automobile	158	153	145	134	129
Home equity	195	197	195	187	181
RV and marine	74	77	73	63	58
Other consumer	42	41	40	39	36
Total consumer	696	690	666	623	594
Total loans and leases	1,816	1,793	1,768	1,683	1,581
Total earning assets	$2,393	$2,361	$2,324	$2,236	$2,037

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$200	$204	$199	$167	$132
Money market deposits	413	381	327	255	172
Savings and other domestic deposits	10	8	6	6	3
Core certificates of deposit (3)	160	145	119	83	43
Other domestic deposits of $250,000 or more	5	5	4	2	2
Negotiable CDS, brokered and other deposits	69	65	58	57	54
Total interest-bearing deposits	857	808	713	570	406
Short-term borrowings	19	28	17	74	60
Long-term debt	217	198	215	235	153
Total interest-bearing liabilities	1,093	1,034	945	879	619
Net interest income	$1,300	$1,327	$1,379	$1,357	$1,418
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2024	2023	2023	2023	2023
Assets
Interest-earning deposits with banks	5.50	5.59	5.48	5.17	4.81
Securities:
Trading account securities	5.15	5.40	4.98	4.92	5.37
Available-for-sale securities:
Taxable	5.26	5.43	5.22	4.82	4.34
Tax-exempt	5.05	5.01	5.08	4.87	4.40
Total available-for-sale securities	5.24	5.38	5.20	4.83	4.35
Held-to-maturity securities - taxable	2.44	2.45	2.43	2.42	2.41
Other securities	5.23	7.04	9.22	3.47	4.35
Total securities	4.19	4.23	4.15	3.82	3.56
Loans held for sale	6.51	6.95	6.42	6.05	5.85
Loans and leases: (2)
Commercial:
Commercial and industrial	6.26	6.14	6.15	5.87	5.60
Commercial real estate:
Commercial	7.49	7.48	7.55	7.14	6.73
Construction	8.23	8.40	8.30	7.96	7.40
Commercial real estate	7.56	7.57	7.63	7.22	6.80
Lease financing	6.13	5.90	5.60	5.45	5.25
Total commercial	6.49	6.39	6.39	6.10	5.82
Consumer:
Residential mortgage	3.83	3.76	3.66	3.51	3.41
Automobile	5.05	4.82	4.51	4.17	3.94
Home equity	7.77	7.70	7.66	7.42	7.14
RV and marine	5.04	5.13	4.96	4.59	4.42
Other consumer	11.91	11.67	11.67	11.59	11.18
Total consumer	5.20	5.12	4.97	4.74	4.57
Total loans and leases	5.92	5.82	5.76	5.51	5.27
Total earning assets	5.54	5.47	5.39	5.13	4.89
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.09	2.06	1.98	1.68	1.32
Money market deposits	3.61	3.44	3.12	2.64	1.87
Savings and other domestic deposits	0.24	0.19	0.15	0.11	0.07
Core certificates of deposit (3)	4.64	4.40	4.17	3.78	3.01
Other domestic deposits of $250,000 or more	4.18	4.20	3.78	3.27	2.45
Negotiable CDS, brokered and other deposits	5.19	5.33	4.93	5.07	4.56
Total interest-bearing deposits	2.85	2.71	2.45	2.06	1.52
Short-term borrowings	5.95	5.84	7.60	5.70	5.56
Long-term debt	6.30	6.46	6.27	5.79	5.52
Total interest-bearing liabilities	3.23	3.09	2.88	2.66	2.02
Net interest rate spread	2.31	2.38	2.51	2.47	2.87
Impact of noninterest-bearing funds on margin	0.70	0.69	0.69	0.64	0.53
Net interest margin	3.01%	3.07%	3.20%	3.11%	3.40%

Commercial Loan Derivative Impact
(Unaudited)	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2024	2023	2023	2023	2023
Commercial loans (2)(4)	7.22%	7.14%	7.09%	6.82%	6.42%
Impact of commercial loan derivatives	(0.73)	(0.75)	(0.70)	(0.72)	(0.60)
Total commercial - as reported	6.49%	6.39%	6.39%	6.10%	5.82%
Average 1 Month LIBOR				5.09%	4.62%
Average SOFR	5.32%	5.32%	5.23%	4.97%	4.50%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Interest income	$2,380	$2,350	$2,313	$2,225	$2,028
Interest expense	1,093	1,034	945	879	619
Net interest income	1,287	1,316	1,368	1,346	1,409
Provision for credit losses	107	126	99	92	85
Net interest income after provision for credit losses	1,180	1,190	1,269	1,254	1,324
Payments and cash management revenue	146	150	152	146	137
Wealth and asset management revenue	88	86	79	83	80
Customer deposit and loan fees	77	80	80	76	76
Capital markets and advisory fees	56	69	52	62	65
Leasing revenue	22	29	32	25	26
Mortgage banking income	31	23	27	33	26
Insurance income	19	19	18	18	19
Bank owned life insurance income	16	16	18	16	16
Gain on sale of loans	5	1	2	8	3
Net gains (losses) on sales of securities	—	(3)	—	(5)	1
Other noninterest income	7	(65)	49	33	63
Total noninterest income	467	405	509	495	512
Personnel costs	639	645	622	613	649
Outside data processing and other services	166	157	149	148	151
Deposit and other insurance expense	54	234	25	23	20
Equipment	70	70	65	64	64
Net occupancy	57	65	67	54	60
Marketing	28	29	29	32	25
Professional services	25	35	27	21	16
Amortization of intangibles	12	12	12	13	13
Lease financing equipment depreciation	4	5	6	8	8
Other noninterest expense	82	96	88	74	80
Total noninterest expense	1,137	1,348	1,090	1,050	1,086
Income before income taxes	510	247	688	699	750
Provision (benefit) for income taxes	86	(1)	136	134	144
Income after income taxes	424	248	552	565	606
Income attributable to non-controlling interest	5	5	5	6	4
Net income attributable to Huntington	419	243	547	559	602
Dividends on preferred shares	36	36	37	40	29
Impact of preferred stock repurchases	—	(8)	—	—	—
Net income applicable to common shares	$383	$215	$510	$519	$573

Average common shares - basic	1,448	1,448	1,448	1,446	1,443
Average common shares - diluted	1,473	1,469	1,468	1,466	1,469

Per common share
Net income - basic	$0.26	$0.15	$0.35	$0.36	$0.40
Net income - diluted	0.26	0.15	0.35	0.35	0.39
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,287	$1,316	$1,368	$1,346	$1,409
FTE adjustment	13	11	11	11	9
Net interest income (1)	1,300	1,327	1,379	1,357	1,418
Noninterest income	467	405	509	495	512
Total revenue (1)	$1,767	$1,732	$1,888	$1,852	$1,930
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2024	2023	2023	2023	2023	4Q23	1Q23
Net origination and secondary marketing income	$16	$12	$18	$23	$16	33%	—%
Net mortgage servicing income
Loan servicing income	25	24	24	23	23	4	9
Amortization of capitalized servicing	(11)	(13)	(13)	(12)	(10)	15	(10)
Operating income	14	11	11	11	13	27	8
MSR valuation adjustment (1)	20	(34)	38	15	(12)	159	267
(Losses) gains due to MSR hedging	(19)	34	(38)	(15)	9	(156)	(311)
Net MSR risk management	1	—	—	—	(3)	100	133
Total net mortgage servicing income	$15	$11	$11	$11	$10	36%	50%
All other	—	—	(2)	(1)	—	—	—
Mortgage banking income	$31	$23	$27	$33	$26	35%	19%

Mortgage origination volume	$1,276	$1,666	$2,020	$2,504	$1,412	(23)%	(10)%
Mortgage origination volume for sale	834	962	1,195	1,239	809	(13)	3

Third party mortgage loans serviced (2)	33,303	33,237	32,965	32,712	32,496	—	2
Mortgage servicing rights (2)	534	515	547	505	485	4	10
MSR % of investor servicing portfolio (2)	1.60%	1.55%	1.66%	1.55%	1.49%	3%	7%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Allowance for loan and lease losses, beginning of period	$2,255	$2,208	$2,177	$2,142	$2,121
Loan and lease charge-offs	(128)	(132)	(131)	(92)	(99)
Recoveries of loans and leases previously charged-off	36	38	58	43	42
Net loan and lease charge-offs	(92)	(94)	(73)	(49)	(57)
Provision for loan and lease losses	117	141	104	84	78
Allowance for loan and lease losses, end of period	2,280	2,255	2,208	2,177	2,142
Allowance for unfunded lending commitments, beginning of period	145	160	165	157	150
Provision for unfunded lending commitments	(10)	(15)	(5)	8	7
Allowance for unfunded lending commitments, end of period	135	145	160	165	157
Total allowance for credit losses, end of period	$2,415	$2,400	$2,368	$2,342	$2,299
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.86%	1.85%	1.83%	1.80%	1.77%
Nonaccrual loans and leases (NALs)	318	338	373	427	402
Nonperforming assets (NPAs)	309	317	348	391	371
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.97%	1.97%	1.96%	1.93%	1.90%
Nonaccrual loans and leases (NALs)	337	360	400	459	431
Nonperforming assets (NPAs)	327	337	373	420	398

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$974	$993	$973	$994	$967
Commercial real estate	564	522	483	442	440
Lease financing	51	48	48	47	50
Total commercial	1,589	1,563	1,504	1,483	1,457
Consumer
Residential mortgage	163	188	200	194	176
Automobile	146	142	143	144	151
Home equity	137	114	115	119	118
RV and marine	148	148	151	145	144
Other consumer	97	100	95	92	96
Total consumer	691	692	704	694	685
Total allowance for loan and lease losses	2,280	2,255	2,208	2,177	2,142
Allowance for unfunded lending commitments	135	145	160	165	157
Total allowance for credit losses	$2,415	$2,400	$2,368	$2,342	$2,299

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$42	$39	$32	$20	$16
Commercial real estate	13	21	11	7	18
Lease financing	—	(3)	2	—	(5)
Total commercial	55	57	45	27	29
Consumer:
Residential mortgage	—	—	1	1	—
Automobile	9	9	4	3	5
Home equity	—	—	—	—	(1)
RV and marine	5	5	3	2	2
Other consumer	23	23	20	16	22
Total consumer	37	37	28	22	28
Total net charge-offs	$92	$94	$73	$49	$57

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.33%	0.32%	0.26%	0.15%	0.13%
Commercial real estate	0.41	0.65	0.35	0.23	0.51
Lease financing	0.01	(0.24)	0.12	—	(0.37)
Total commercial	0.32	0.34	0.27	0.16	0.17
Consumer:
Residential mortgage	—	0.01	0.01	0.01	0.01
Automobile	0.27	0.27	0.14	0.10	0.14
Home equity	0.01	0.01	(0.01)	(0.02)	(0.02)
RV and marine	0.36	0.34	0.16	0.13	0.18
Other consumer	6.39	6.48	6.09	5.17	6.37
Total consumer	0.28	0.28	0.21	0.17	0.21
Net charge-offs as a % of average loans and leases	0.30%	0.31%	0.24%	0.16%	0.19%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$376	$344	$314	$267	$273
Commercial real estate	154	140	102	75	86
Lease financing	10	14	14	15	14
Residential mortgage	75	72	75	73	81
Automobile	4	4	4	4	4
Home equity	96	91	82	75	74
RV and marine	1	2	1	1	1
Total nonaccrual loans and leases	716	667	592	510	533
Other real estate, net	10	10	14	18	20
Other NPAs (1)	12	34	28	29	25
Total nonperforming assets	$738	$711	$634	$557	$578

Nonaccrual loans and leases as a % of total loans and leases	0.58%	0.55%	0.49%	0.42%	0.44%
NPA ratio (2)	0.60	0.58	0.52	0.46	0.48
(NPA+90days)/(Loan+OREO) (3)	0.75	0.74	0.66	0.60	0.63

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Nonperforming assets, beginning of period	$711	$634	$557	$578	$594
New nonperforming assets	263	300	252	188	237
Returns to accruing status	(68)	(47)	(23)	(34)	(73)
Charge-offs	(64)	(73)	(62)	(42)	(54)
Payments	(102)	(98)	(85)	(118)	(124)
Sales	(2)	(5)	(5)	(15)	(2)
Nonperforming assets, end of period	$738	$711	$634	$557	$578
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$1	$—	$7	$12
Lease financing	3	4	7	12	10
Residential mortgage (excluding loans guaranteed by the U.S. Government)	26	27	22	18	20
Automobile	8	9	8	6	7
Home equity	17	22	19	18	18
RV and marine	2	3	2	2	2
Other consumer	4	4	3	3	2
Total, excl. loans guaranteed by the U.S. Government	61	70	61	66	71
Add: loans guaranteed by U.S. Government	122	119	102	103	114
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$183	$189	$163	$169	$185

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.06%	0.05%	0.05%	0.06%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.10	0.08	0.08	0.09
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15	0.15	0.14	0.14	0.15

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$19,322	$19,353	$18,483	$18,788	$18,758
Regulatory capital adjustments:
CECL transitional amount (2)	109	219	219	219	219
Shareholders’ preferred equity and related surplus	(2,404)	(2,404)	(2,494)	(2,494)	(2,494)
Accumulated other comprehensive loss	2,879	2,676	3,622	3,006	2,755
Goodwill and other intangibles, net of taxes	(5,574)	(5,591)	(5,605)	(5,620)	(5,636)
Deferred tax assets from tax loss and credit carryforwards	(48)	(41)	(14)	(14)	(14)
Common equity tier 1 capital	14,284	14,212	14,211	13,885	13,588
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,404	2,404	2,494	2,494	2,494
Tier 1 capital	16,688	16,616	16,705	16,379	16,082
Long-term debt and other tier 2 qualifying instruments	1,278	1,306	1,383	1,394	1,395
Qualifying allowance for loan and lease losses	1,747	1,735	1,758	1,767	1,779
Tier 2 capital	3,025	3,041	3,141	3,161	3,174
Total risk-based capital	$19,713	$19,657	$19,846	$19,540	$19,256
Risk-weighted assets (RWA)(1)	$139,616	$138,706	$140,688	$141,432	$142,335
Common equity tier 1 risk-based capital ratio (1)	10.2%	10.2%	10.1%	9.8%	9.5%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.9	9.3	9.4	9.0	8.8
Tier 1 risk-based capital ratio (1)	12.0	12.0	11.9	11.6	11.3
Total risk-based capital ratio (1)	14.1	14.2	14.1	13.8	13.5
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.1	8.1	7.3	7.5	7.4
(1)March 31, 2024 figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2024, 75% of the cumulative CECL deferral has been phased in. As of December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, 50% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions)
Average - basic	1,448	1,448	1,448	1,446	1,443
Average - diluted	1,473	1,469	1,468	1,466	1,469
Ending	1,449	1,448	1,448	1,448	1,444
Tangible book value per common share (1)	$7.77	$7.79	$7.12	$7.33	$7.32

Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2024	2023	2023	2023	2023
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$19,322	$19,353	$18,483	$18,788	$18,758
Goodwill and other intangible assets	(5,692)	(5,704)	(5,716)	(5,728)	(5,741)
Deferred tax liability on other intangible assets (1)	28	30	33	35	38
Total tangible equity	13,658	13,679	12,800	13,095	13,055
Preferred equity	(2,394)	(2,394)	(2,484)	(2,484)	(2,484)
Total tangible common equity	$11,264	$11,285	$10,316	$10,611	$10,571
Total assets	$193,519	$189,368	$186,650	$188,505	$189,070
Goodwill and other intangible assets	(5,692)	(5,704)	(5,716)	(5,728)	(5,741)
Deferred tax liability on other intangible assets (1)	28	30	33	35	38
Total tangible assets	$187,855	$183,694	$180,967	$182,812	$183,367
Tangible equity / tangible asset ratio	7.3%	7.4%	7.1%	7.2%	7.1%
Tangible common equity / tangible asset ratio	6.0%	6.1%	5.7%	5.8%	5.8%
Other data:
Number of employees (Average full-time equivalent)	19,719	19,612	19,826	20,200	20,198
Number of domestic full-service branches (2)	969	999	1,001	1,001	1,001
ATM Count	1,606	1,630	1,631	1,641	1,668
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.